SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 18, 1997



                             Lynx Therapeutics, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                                              94-3161073
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                     0-22570
                            (Commission File Number)



       3832 Bay Center Place
             Hayward, CA                                            94545
(Address of principal executive offices)                          (Zip Code)



                                 (510) 670-9300
              (Registrant's telephone number, including area code)



                                                        Total number of pages: 4
                                                                     Page 1 of 4

Item 5.  Other Events


To demonstrate compliance with the requirements of the National Association of Securities Dealers in connection with the Company's proposed Nasdaq National Market listing application, attached hereto as Exhibits 99.1 and 99.2 are the Company's unaudited Condensed Consolidated Balance Sheet and Condensed Consolidated Statement of Operations for the period ended November 30, 1997.


Item 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired

         none

(b)      Pro forma financial information

         none

(c)      Exhibits

         99.1 Lynx Therapeutics, Inc. unaudited Condensed Consolidated Balance Sheet for the period ended November 30, 1997

         99.2  Lynx   Therapeutics,   Inc.  unaudited   Condensed   Consolidated
               Statement of Operations for the eleven months ended November 30, 1997


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Lynx Therapeutics, Inc.
                                             -----------------------------------
                                                        (Registrant)

December 18, 1997                            /s/  Edward C. Albini
---------------------------                  -----------------------------------
         (Date)                              Edward C. Albini
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)

                                                                     Page 2 of 4